Exhibit 10.4
FORM OF
REGISTRATION RIGHTS AGREEMENT
BY AND AMONG
HFF, INC.
AND
HFF HOLDINGS LLC
Dated as of [•], 2007

Table of Contents
ARTICLE I
DEFINITIONS AND OTHER MATTERS

REGISTRATION RIGHTS AGREEMENT
          This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of [•], 2007, by and among HFF, Inc., a Delaware corporation (the “Company”), and HFF Holdings LLC, a Delaware limited liability company (“HFF Holdings”).
W I T N E S S E T H:
          WHEREAS, the Company and HFF Holdings are beneficial owners of partnership units (the “Units”) of each of Holliday Fenoglio Fowler, L.P., a Texas limited partnership (“HFF LP”), and HFF Securities L.P., a Delaware limited partnership (“HFF Securities” and, together with HFF LP, the “Operating Partnerships”);
          WHEREAS, pursuant to the Sale and Merger Agreement (defined below), HFF Holdings has received an exchange right to exchange one partnership unit in each of the Operating Partnerships for one share of the Company’s Class A common stock, par value $0.01 per share (the “Class A Common Stock”), at the option of HFF Holdings pursuant to the LLC Agreement (defined below); and
          WHEREAS, the Company desires to provide HFF Holdings with registration rights with respect to shares of Class A Common Stock underlying its Units.
          NOW, THEREFORE, in consideration of the premises and of the mutual agreements, covenants and provisions herein contained, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND OTHER MATTERS
          Section 1.1. Definitions. Capitalized terms used in this Agreement without other definition shall, unless expressly stated otherwise, have the meanings specified in this Section 1.1:
(a) “Agreement” has the meaning ascribed to such term in the Recitals.
(b) “Beneficial owner” has the meaning set forth in Rule 13d-3 under the Exchange Act.
(c) “Board” means the Board of Directors of the Company.
(d) “Certificate of Incorporation” means the Amended and Restated Certificate of Incorporation of HFF, Inc., as filed with the Delaware Secretary of State on [•], 2007.
(e)“Class A Common Stock” has the meaning ascribed to such term in the Recitals.
(f) “Company” has the meaning ascribed to such term in the Recitals.

(g) “Demand Notice” has the meaning ascribed to such term in Section 2.2(a).
(h) “Demand Registration” has the meaning ascribed to such term in Section 2.2(a).
(i) “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(j) “Fifth Anniversary Registration” has the meaning ascribed to such term in Section 2.1(a).
(k) “Governmental Authority” means any national, local or foreign (including U.S. federal, state or local) or supranational (including European Union) governmental, judicial, administrative or regulatory (including self-regulatory) agency, commission, department, board, bureau, entity or authority of competent jurisdiction.
(l) “Indemnified Parties” has the meaning ascribed to such term in Section 2.6.
(m) “IPO Date” means the closing date of the initial public offering of the Class A Common Stock.
(n) “LLC Agreement” means the Second Amended and Restated Limited Liability Agreement, as amended, of HFF Holdings, by and among the Members thereof.
(o) “Public Offering” means an underwritten public offering pursuant to an effective registration statement under the Securities Act, other than pursuant to a registration statement on Forms S-4 or S-8 or any similar or successor form.
(p) “Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities, including all (i) registration and filing fees, and all other fees and expenses payable in connection with the listing of securities on any securities exchange or automated interdealer quotation system, (ii) fees and expenses of compliance with any securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” qualifications of the securities registered), (iii) expenses in connection with the preparation, printing, mailing and delivery of any registration statements, prospectuses and other documents in connection therewith and any amendments or supplements thereto, (iv) security engraving and printing expenses, (v) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of any comfort letters requested pursuant to Section 2.5(h)), (vii) reasonable fees and expenses of any special experts retained by the Company in connection with such registration, (viii) reasonable fees, out-of-pocket costs and expenses of HFF Holdings, including counsel for HFF Holdings, (ix) fees and expenses in connection with any review by the NASD of the underwriting arrangements or other terms of the offering, and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (x) fees and disbursements underwriters customarily paid by issuers or sellers of securities, but excluding any underwriting fees, discounts and commissions attributable to the sale of Registrable Securities, (xi) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (xii) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xiii) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xiv) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies and (xv) all out-of-pocket costs and expenses incurred by the Company or its appropriate officers in connection with their compliance with Section 2.5(l).
(q) “Registrable Securities” shall mean shares of Class A Common Stock deliverable or delivered in exchange for Units. For purposes of this Agreement, (i) Registrable Securities shall cease to be Registrable Securities when a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the SEC and such Registrable Securities have been disposed of pursuant to such effective Registration Statement and (ii) the Registrable Securities of a holder shall not be deemed to be Registrable Securities at any time when the entire amount of such Registrable Securities proposed to be sold by HFF Holdings in a single sale constitutes less than 1% of the then outstanding shares of Class A Common Stock or, in the opinion of counsel satisfactory to the Company and HFF Holdings, each in their reasonable judgment, may be distributed to the public pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act in any three-month period or any such Registrable Securities have been sold in a sale made pursuant to Rule 144 of the Securities Act.
(r) “Sale and Merger Agreement” means that certain Sale and Merger Agreement, dated as of [•], 2007, among HFF Holdings, Holliday GP Corp., HFF LP Acquisition LLC, the Company, GP Acquisition Corp. and HFF Partnership Holdings LLC.
(s) “SEC” means the Securities and Exchange Commission.
(t) “Securities Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
(u) “Subsidiary” means, with respect to any person, any corporation, limited liability company, company, partnership, trust, association or other legal entity or organization of which such person (either directly or through one or more subsidiaries of such person) (a) owns, directly or indirectly, a majority of the capital stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation, limited liability company, partnership, trust, association or other legal entity or organization, or (b) is otherwise entitled to exercise (1) a majority of the voting power generally in the election of the board of directors or other governing body of such corporation, limited liability company, partnership, trust, association or other legal entity or organization or (2) control of such corporation, limited liability company, partnership, trust, association or other legal entity or organization.
(v) “Transfer” means, in respect of any Unit, share of Class A Common Stock, property or other asset, any sale, assignment, transfer, distribution or other disposition thereof, whether voluntarily or by operation of Law, including, without limitation, the exchange of any Unit for any other security.
(w) “Units” has the meaning ascribed to such term in the Recitals.
          Section 1.2. Definitions Generally. Wherever required by the context of this Agreement, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa, and references to any agreement, document or instrument shall be deemed to refer to such agreement, document or instrument as amended, supplemented or modified from time to time. When used herein:
(a) the word “or” is not exclusive;
(b) the words “including,” “includes,” “included” and “include” are deemed to be followed by the words “without limitation”;
(c) the terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or subdivision;
(d) the word “person” means any individual, corporation, limited liability company, trust, joint venture, association, company, partnership or other legal entity or a government or any department or agency thereof or self-regulatory organization; and
(e) all section, paragraph or clause references not attributed to a particular document shall be references to such parts of this Agreement, and all exhibit, annex and schedule references not attributed to a particular document shall be references to such exhibits, annexes and schedules to this Agreement.
ARTICLE II
REGISTRATION RIGHTS
          Section 2.1. Fifth Anniversary Registration.
(a) The Company shall use its commercially reasonable efforts to cause to be declared effective under the Securities Act by the SEC, on or prior to the fifth anniversary of the IPO Date, a registration statement relating to all shares of the following Registrable Securities (“Fifth Anniversary Registration”): Registrable Securities to be delivered to HFF Holdings by the Company in respect of the exchange of Units pursuant to the Certificate of Incorporation and all other Registrable Securities of HFF Holdings which Registrable Securities are reasonably expected to continue to be Registrable Securities at the expected filing date for the registration statement with respect to such registration.
(b) The Company shall be liable for and pay all Registration Expenses in connection with any Fifth Anniversary Registration, regardless of whether such Registration is effected.
(c) Upon notice to HFF Holdings, the Company may postpone effecting a registration pursuant to this Section 2.1 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 120 days (which period may not be extended or renewed), if (i) the Company shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of such company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company.
          Section 2.2. Demand Registration.
(a) If at any time following the IPO, the Company shall receive a written request (a “Demand Notice”) from HFF Holdings that the Company effect the registration under the Securities Act of all or any portion of the Registrable Securities specified in the Demand Notice (a “Demand Registration”), specifying the intended method of disposition thereof, then the Company shall use its commercially reasonable efforts to effect, as expeditiously as reasonably practicable, subject to the restrictions in Section 2.2(d), the registration under the Securities Act of the Registrable Securities for which HFF Holdings has requested registration under this Section 2.2, all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered. Notwithstanding the foregoing, (i) HFF Holdings shall be entitled to ten Demand Registrations pursuant to this Section 2.2, (ii) HFF Holdings shall be entitled to no more than one demand registration during any six-month period, and (iii) the Company shall not be obligated to make a Demand Registration with respect to HFF Holdings in the event that a Fifth Anniversary Registration or Piggyback Registration (as defined below) had been available to HFF Holdings within the 180 days preceding the date of the Demand Notice.
(b) Notwithstanding any provision in this Section 2.3 or elsewhere in the Agreement, the Company shall be entitled to elect to effect the registration under the Securities Act of all of the Registrable Securities held by HFF Holdings in any individual Demand Registration, subject to the right of HFF Holdings to revoke its Demand Registration request pursuant to Section 2.3(c).
(c) At any time prior to the effective date of the registration statement relating to such registration, HFF Holdings may revoke such Demand Registration request by providing a notice to the Company revoking such request. The Company shall be liable for and pay all Registration Expenses in connection with any Demand Registration.

(d) If a Demand Registration involves an underwritten Public Offering and the managing underwriter advises the Company and HFF Holdings that, in its view, the number of shares of Registrable Securities requested to be included in such registration exceeds the largest number of shares that can be sold without having an adverse effect on such offering, including the price at which such shares can be sold (the “Maximum Offering Size”), the Company shall include in such registration, in the priority listed below, up to the Maximum Offering Size:
     (i) first, all Registrable Securities requested to be registered in the Demand Registration by HFF Holdings; and
     (ii) second, any securities proposed to be registered by the Company or any securities proposed to be registered for the account of any other persons, with such priorities among them as the Company shall determine.
(e) Upon notice to HFF Holdings, the Company may postpone effecting a registration pursuant to this Section 2.2 on one occasion during any period of six consecutive months for a reasonable time specified in the notice but not exceeding 120 days (which period may not be extended or renewed), if (i) the Company shall determine in good faith that effecting the registration would materially and adversely affect an offering of securities of such company the preparation of which had then been commenced or (ii) the Company is in possession of material non-public information the disclosure of which during the period specified in such notice the Company believes in good faith would not be in the best interests of the Company.
          Section 2.3. Piggyback Registration.
(a) Subject to any contractual obligations to the contrary, if the Company proposes at any time to register any of the equity securities issued by it under the Securities Act (other than a registration on Form S-8 or S-4, or any successor forms, relating to shares of Class A Common Stock issuable in connection with any employee benefit or similar plan of the Company or in connection with a direct or indirect acquisition by the Company of another Person or as a recapitalization or reclassification of securities of the Company), whether or not for sale for its own account, the Company shall each such time give prompt notice at least 15 business days prior to the anticipated filing date of the registration statement relating to such registration to HFF Holdings which notice shall set forth HFF Holdings’ rights under this Section 2.3 and shall offer HFF Holdings the opportunity to include in such registration statement the number of Registrable Securities of the same class or series as those proposed to be registered as HFF Holdings may request (a “Piggyback Registration”), subject to the provisions of Section 2.3(b). Upon the request of HFF Holdings made within five business days after the receipt of notice from the Company (which request shall specify the number of Registrable Securities intended to be registered by HFF Holdings), the Company shall use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by HFF Holdings to the extent necessary to permit the disposition of the Registrable Securities so to be registered, provided that (i) if such registration involves an underwritten Public Offering, HFF Holdings must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the

Company, as applicable, and (ii) if, at any time after giving notice of its intention to register any securities pursuant to this Section 2.3(a) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company shall give notice to HFF Holdings and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration. No registration effected under this Section 2.3 shall relieve the Company of its obligations to effect a Fifth Anniversary Registration or Demand Registration to the extent required by Section 2.1 or Section 2.2, respectively. The Company shall pay all Registration Expenses in connection with each Piggyback Registration.
(b) Subject to any contractual obligations to the contrary, if a Piggyback Registration involves an underwritten Public Offering and the managing underwriter advises the Company that, in its view, the number of Registrable Securities that the Company and HFF Holdings intend to include in such registration exceeds the Maximum Offering Size, the Company shall include in such registration, in the following priority, up to the Maximum Offering Size:
     (i) first, so much of the Company securities proposed to be registered for the account of the Company;
     (ii) second, to the Company securities proposed to be registered pursuant to any demand registration rights of third parties;
     (iii) third, all Registrable Securities requested to be included in such registration by HFF Holdings; and
     (iv) fourth, any securities proposed to be registered for the account of any other Persons with such priorities among them as the Company shall determine.
(c) Notwithstanding any provision in this Section 2.3 or elsewhere in this Agreement, no provision relating to the registration of Registrable Securities shall be construed as permitting HFF Holdings to effect a transfer of securities that is otherwise prohibited by the terms of any agreement between HFF Holdings and the Company or any of its subsidiaries. The Company shall not be obligated to provide notice or afford Piggyback Registration to HFF Holdings pursuant to this Section 2.3 unless some or all of HFF Holdings’ Registrable Securities are permitted to be transferred under the terms of applicable agreements between HFF Holdings and the Company or any of its subsidiaries.
          Section 2.4. Lock-Up Agreements. If any registration of Registrable Securities shall be effected in connection with a Public Offering, neither the Company nor HFF Holdings shall effect any public sale or distribution, including any sale pursuant to Rule 144, of any shares of Common Stock or other security of the Company (except as part of such Public Offering) during the period beginning 14 days prior to the effective date of the applicable registration statement until the earlier of (i) such time as the Company and the lead managing underwriter shall agree and (ii) 180 days following the effective date of the applicable registration statement.

          Section 2.5. Registration Procedures. Whenever HFF Holdings requests that any Registrable Securities be registered pursuant to Section 2.2 or 2.3 or in respect of any Fifth Anniversary Registration pursuant to Section 2.1, subject to the provisions of such Sections, the Company shall use its commercially reasonable efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as practicable, and, in connection with any such request:
(a) The Company shall as expeditiously as reasonably practicable prepare and file with the SEC a registration statement on any form for which the Company then qualifies or that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause such filed registration statement to become and remain effective for a period of not less than 40 days, or in the case of a Fifth Anniversary Registration, until all of the Registrable Securities of HFF Holdings included in such registration statement shall have actually been sold thereunder; provided that, at the request of HFF Holdings, the intended method of distribution relating to the sale of the Registrable Securities to be registered thereunder shall provide for individual members of HFF Holdings to be named as selling stockholders under such registration statement.
(b) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, the Company shall, if requested, furnish to HFF Holdings and each underwriter, if any, of the Registrable Securities covered by such registration statement copies of such registration statement as proposed to be filed, and thereafter the Company shall furnish to HFF Holdings and underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 or Rule 430A under the Securities Act and such other documents as HFF Holdings or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by HFF Holdings. HFF Holdings shall have the right to request that the Company modify any information contained in such registration statement, amendment and supplement thereto pertaining to HFF Holdings and the Company shall use its all commercially reasonable efforts to comply with such request, provided, however, that the Company shall not have any obligation so to modify any information if the Company reasonably expects that so doing would cause the prospectus to contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
(c) After the filing of the registration statement, the Company shall (i) cause the related prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act, (ii) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by HFF Holdings thereof set forth in such registration statement or supplement to such prospectus and (iii) promptly notify HFF Holdings of any stop order issued or threatened by the SEC or any state securities commission and take all reasonable best efforts to prevent the entry of such stop order or to remove it if entered.
(d) The Company shall use its commercially reasonable best efforts to (i) register or qualify the Registrable Securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as HFF Holdings reasonably (in light of HFF Holdings’ intended plan of distribution) requests and (ii) cause such Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable HFF Holdings to consummate the disposition of the Registrable Securities owned by HFF Holdings, provided that the Company shall not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.
(e) The Company shall immediately notify HFF Holdings, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare and make available to HFF Holdings and file with the SEC any such supplement or amendment.
(f) The Company shall select an underwriter or underwriters in connection with any Public Offering; provided that, in the event of a Demand Registration, such underwriter or underwriters shall be reasonably acceptable to HFF Holdings. In connection with any Public Offering, the Company shall enter into customary agreements (including an underwriting agreement in customary form) and take such all other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including, to the extent necessary, the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the NASD.
(g) Subject to the execution of confidentiality agreements satisfactory in form and substance to the Company in the exercise of its good faith judgment, the Company will give to HFF Holdings, its counsel and accountants (i) reasonable and customary access to its books and records and (ii) such opportunities to discuss the business of the Company with its directors, officers, employees, counsel and the independent public accountants who have certified its financial statements, as shall be appropriate, in the reasonable judgment of counsel, to HFF Holdings, to enable it to exercise its due diligence responsibility.
(h) The Company shall use its commercially reasonable efforts to furnish to HFF Holdings and to each such underwriter, if any, a signed counterpart, addressed to HFF Holdings or such underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants, each in customary form and covering such matters of the kind customarily covered by opinions or comfort letters, as the case may be, as HFF Holdings therefor reasonably requests.
(i) HFF Holdings shall promptly furnish in writing to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request and such other information as may be legally required or advisable in connection with such registration.
(j) HFF Holdings agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e), HFF Holdings shall forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until HFF Holdings’ receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(e), and, if so directed by the Company, HFF Holdings shall deliver to the Company all copies, other than any permanent file copies then in HFF Holdings’ possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such notice. If the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a)) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) to the date when the Company shall make available to HFF Holdings a prospectus supplemented or amended to conform with the requirements of Section 2.5(e).
(k) The Company shall use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange or quotation system on which any of the Registrable Securities are then listed or traded.
(l) The Company shall have appropriate officers of the Company (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their commercially reasonable efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.
          Section 2.6. Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, HFF Holdings, each affiliate of HFF Holdings and its members and managing members (including any director, officer, affiliate, employee, agent and controlling Person of any of the foregoing), each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the “Indemnified Parties”), against any and all losses, claims, damages or liabilities, joint or several, and expenses (including reasonable attorney’s fees and reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending against any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company with respect to such seller through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof.
          Section 2.7. Indemnification by HFF Holdings. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with this Article II, that the Company shall have received an undertaking reasonably satisfactory to it from HFF Holdings or any underwriter to indemnify and hold harmless the Company and all other prospective sellers of Registrable Securities with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company with respect to such seller through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or HFF Holdings, or any of their respective affiliates, directors, officers or controlling persons and shall survive the transfer of such securities by such person. In no event shall the liability of HFF Holdings hereunder be greater in amount than the dollar amount of the proceeds received by HFF Holdings upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          Section 2.8. Conduct of Indemnification Proceedings. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article II, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article II, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party’s reasonable judgment a conflict of interest between such Indemnified Party and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the indemnifying party to such Indemnified Party of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.
          Section 2.9. Contribution. If the indemnification provided for in this Article II from the indemnifying party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 2.9 as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.
          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
          Section 2.10. Participation in Public Offering. HFF Holdings may not participate in any Public Offering hereunder unless HFF Holdings (a) agrees to sell its securities on the basis provided in any underwriting arrangements approved by HFF Holdings and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and the provisions of this Agreement in respect of registration rights.

          Section 2.11. Other Indemnification. Indemnification similar to that specified herein (with appropriate modifications) shall be given by the Company and HFF Holdings participating therein with respect to any required registration or other qualification of securities under any federal or state law or regulation or Governmental Authority other than the Securities Act.
          Section 2.12. Cooperation by the Company. If HFF Holdings shall transfer any Registrable Securities pursuant to Rule 144, the Company shall use its commercially reasonable efforts to cooperate with HFF Holdings and shall provide to HFF Holdings such information as HFF Holdings shall reasonably request.
          Section 2.13. No Transfer of Registration Rights. Except as set forth in Section 2.14, none of the rights of HFF Holdings under this Article II shall be assignable by HFF Holdings to any person acquiring securities.
          Section 2.14. Parties in Interest. HFF Holdings shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement by reason of its election to participate in a registration under this Article II. To the extent Registrable Securities are effectively transferred in accordance with the terms of the operating agreement of HFF Holdings, the transferee of such Registrable Securities shall be entitled to receive the benefits of this Agreement and shall be bound by the terms and provisions of this Agreement upon becoming bound hereby pursuant to Section 3.1(c).
          Section 2.15. Acknowledgement Regarding the Company. All determinations necessary or advisable under this Article II shall be made by the Company, the determinations of which shall be final and binding.
          Section 2.16. Mergers, Recapitalizations, Exchanges or Other Transactions Affecting Registrable Securities. The provisions of this Agreement shall apply to the full extent set forth herein with respect to the Registrable Securities, to any and all securities or capital stock of the Operating Partnerships or the Company or any successor or assign of any such person (whether by merger, amalgamation, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Registrable Securities, by reason of any dividend, split, issuance, reverse split, combination, recapitalization, reclassification, merger, amalgamation, consolidation or otherwise.

ARTICLE III
MISCELLANEOUS
          Section 3.1. Term of the Agreement; Termination of Certain Provisions.
(a) The term of this Agreement shall continue until the first to occur of (i) such time as HFF Holdings no longer holds any Registrable Securities and (ii) such time as the Agreement is terminated in writing by HFF Holdings.
(b) Unless this Agreement is theretofore terminated pursuant to Section 3.1(a) hereof, HFF Holdings shall be bound by the provisions of this Agreement with respect to any of its Units or Registrable Security until such time as HFF Holdings ceases to hold any Registrable Security. Thereafter, HFF Holdings shall no longer be bound by the provisions of this Agreement other than Sections 2.6, 2.7, 2.8, 2.9 and 2.11 and Article III.
          Section 3.2. Amendments; Waiver.
(a) The provisions of this Agreement may be amended only by HFF Holdings.
(b) In addition to any other vote or approval that may be required under this Section 3.2, any amendment of this Agreement that has the effect of changing the obligations of the Operating Partnerships or the Company hereunder to make such obligations materially more onerous to the Operating Partnerships or Company shall require the approval of the Operating Partnerships or the Company, as the case may be.
(c) No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.
          Section 3.3. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          Section 3.4. Notices.
(a) Any communication, demand or notice to be given hereunder will be duly given (and shall be deemed to be received) when delivered in writing by hand or first class mail or by telecopy to a party at its address as indicated below:
          If to the Company,
          HFF, Inc.
          429 Fourth Avenue
          Suite 200
          Pittsburgh, PA 15219

Attention: Chief Executive Officer
Fax: [•]
If to HFF Holdings LLC
429 Fourth Avenue
Suite 200
Pittsburgh, PA 15219
Attention: Managing Member
Fax: [•]
(b) Unless otherwise provided to the contrary herein, any notice which is required to be given in writing pursuant to the terms of this Agreement may be given by telecopy.
          Section 3.5. Severability. If any provision of this Agreement is finally held to be invalid, illegal or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired and (b) the invalid or unenforceable term or provision shall be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.
          Section 3.6. Specific Performance. Each party hereto acknowledges that the remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any part to this Agreement, without posting any bond, and in addition to all other remedies that may be available, shall, subject to Section 3.4, be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy that may be then available.
          Section 3.7. Assignment; Successors. This Agreement shall be binding upon and inure to the benefit of the respective legatees, legal representatives, successors and assigns of HFF Holdings; provided, however, that HFF Holdings may not assign this Agreement or any of his rights or obligations hereunder, and any purported assignment in breach hereof by HFF Holdings shall be void; and provided further that no assignment of this Agreement by the Company or to a successor of the Company (by operation of law or otherwise) shall be valid unless such assignment is made to a person which succeeds to the business of such Person substantially as an entirety.
          Section 3.8. No Third-Party Rights. Other than as expressly provided herein, nothing in this Agreement will be construed to give any person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

          Section 3.9. Section Headings. The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.
          Section 3.10. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have duly executed or caused to be duly executed this Agreement as of the dates indicated.

HFF, INC.
By:
Name:
Title:

HFF HOLDINGS LLC
By:
Name:
Title: